SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

EXCELSIOR VENTURE PARTNERS III, LLC

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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(1)	Title of each class of securities to which transaction applies:

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EXCELSIOR VENTURE PARTNERS III, LLC

225 High Ridge Road

Stamford, Connecticut 06905

Dear Member:

You are cordially invited to attend the Special Meeting (the “Meeting”) of Members of Excelsior Venture Partners III, LLC (the “Company”) to be held on March 15, 2007 at 12:30 p.m., eastern standard time, at the offices of United States Trust Company, National Association, 225 High Ridge Road, Stamford, Connecticut 06905.

At the Meeting, members of the Company will be asked to (i) vote on the election of four managers and (ii) approve a new advisory agreement between the Company and its investment adviser, UST Advisers, Inc., (the “New Advisory Agreement”) to take effect upon the consummation of the sale of U.S. Trust Corporation by The Charles Schwab Corporation to the Bank of America Corporation.

Enclosed is a Proxy Statement which outlines the New Advisory Agreement, including the rationale of the Board of Managers for approving the New Advisory Agreement with UST Advisers, Inc., as well as a Proxy Card which you can vote on each of the foregoing matters.

Whether or not you plan to attend the Meeting, your vote is needed. Whether or not you plan to attend the Meeting, please complete, sign and return the enclosed Proxy Card promptly. A postage-paid envelope is enclosed for this purpose. You can also use the Internet if you want to vote electronically or vote by using your touch-tone telephone. Please see your proxy card for more information and instructions on how to vote. If you do vote electronically or by phone, you do not need to mail your proxy card. However, if you want to later change your vote, you may do so by attending the Meeting, by submitting a new proxy card, or submitting a new vote by touch-tone telephone or the Internet.

We look forward to seeing you at the Meeting or receiving your proxy so your units may be voted at the Meeting.

Sincerely yours,

/s/ David R. Bailin
David R. Bailin
Co-Chief Executive Officer

/s/ Raghav V. Nandagopal
Raghav V. Nandagopal
Co-Chief Executive Officer

Members Are Urged to Sign and Return the Enclosed

Proxy Card in the Enclosed Envelope.

EXCELSIOR VENTURE PARTNERS III, LLC

NOTICE OF SPECIAL MEETING OF MEMBERS

[_____________, 2007]

To the Members of Excelsior Venture Partners III, LLC:

The Special Meeting of Members (the “Meeting”) of Excelsior Venture Partners III, LLC (the “Company”) will be held on March 15, 2007 at 12:30 p.m., eastern standard time, at the offices of United States Trust Company, National Association, 225 High Ridge Road, Stamford, Connecticut 06905.

The Meeting will be held for the following purposes:

1.	to elect each of Mr. Bernstein, Mr. Hover, Mr. Imbimbo and Mr. Murphy as managers of the Company;

2.	to approve the New Advisory Agreement; and

3.	to transact such other business as may properly come before the Meeting or any adjournments thereof.

The proposals referred to above are discussed in the Proxy Statement attached to this Notice. Each member is invited to attend the Meeting in person. Members of record at the close of business on January 12, 2007 have the right to vote at the Meeting. Whether or not you plan to attend the Meeting, we urge you to fill in, sign and promptly return the enclosed Proxy Card or vote your proxy via telephonic or electronic means in order that the Meeting can be held and a maximum number of units may be voted.

By Order of the Board of Managers of Excelsior Venture Partners III, LLC

Robert F. Aufenanger
Secretary

WE NEED YOUR PROXY VOTE IMMEDIATELY

You may think your vote is not important, but it is vital. Pursuant to the Company’s Operating Agreement, the Special Meeting of Members of the Company scheduled for March 15, 2007 will have to be adjourned without conducting any business if less than a majority of the units eligible to vote are represented at the Meeting. In that event, the Company would continue to solicit votes in an attempt to achieve a quorum. Clearly, your vote could be critical in allowing the Company to hold the Meeting as scheduled, so please return your proxy immediately.

EXCELSIOR VENTURE PARTNERS III, LLC

225 High Ridge Road

Stamford, Connecticut 06905

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Managers (the “Board of Managers” or the “Board” or the “Managers”) of Excelsior Venture Partners III, LLC (the “Company”). The Special Meeting of Members will be held at the offices of United States Trust Company, National Association, 225 High Ridge Road, Stamford, Connecticut on March 15, 2007 at 12:30 p.m., eastern standard time (the “Meeting”). This Proxy Statement and the accompanying Proxy Card are first being mailed to members on or about February 8, 2007.

It is expected that the solicitation of proxies will be primarily by mail. The costs of preparing, assembling and mailing material in connection with the solicitation of proxies will be borne by the UST Advisers, Inc. (the “Investment Adviser” or “USTA”). The Company’s officers, USTA and administrator may assist in the solicitation of proxies by telephone, telegraph, facsimile, personal interview or the Internet without compensation for their services. The Investment Adviser has retained ADP, a third party solicitor, to solicit proxies from members. ADP may solicit proxies in person, by Internet or by telephone. The Investment Adviser expects to pay approximately $1,464 to ADP in connection with the solicitation. If the Company records proxy votes by telephone or the Internet, it will use procedures to authenticate members’ identities, to allow members to authorize the voting of their units in accordance with their instructions and to confirm that their instructions have been properly recorded. Any member giving a proxy may revoke it at any time before it is exercised by submitting to the Company a written notice of revocation or a subsequently executed Proxy Card or by attending the Meeting and electing to vote in person. Proxies given by telephone or the Internet may be revoked at any time before they are voted in the same manner as they were originally given.

The following summarizes the proposal to be voted on at the Meeting.

Proposals

1.	To elect each of Mr. Bernstein, Mr. Hover, Mr. Imbimbo and Mr. Murphy as managers of the Company; and

2.	To approve the New Advisory Agreement.

A Proxy Card is enclosed with respect to the units you own in the Company. If the Proxy Card is executed and returned properly, the units represented by it will be voted at the Meeting in accordance with your instructions. Each unit is entitled to one vote.

Members are requested to complete the enclosed Proxy Card and return it in the enclosed envelope. No postage is required if mailed in the United States.

The Company’s Board of Managers Unanimously Recommends a Vote in Favor

of the Proposals Described in this Proxy Statement.

Dated: [                    ], 2007

INTRODUCTION

The Company has been organized as a Delaware limited liability company to engage in the business of a closed-end management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”). This Meeting constitutes a special meeting of members that has been called to consider proposals relating to the matters discussed below.

PROPOSAL 1: ELECTION OF MANAGERS

The first proposal to be considered at the Meeting is the election of the managers of the Company.

At the Meeting, members will be asked to consider the election of four nominees who will constitute the entire Board of Managers of the Company.

Each manager so elected will hold office until his successor is elected and qualified. The persons named as proxies in the accompanying Proxy Card have been designated by the Board and intend to vote for the nominees named below, unless otherwise directed. The nominees, Messrs. Bernstein, Hover, Imbimbo and Murphy are incumbent managers. The nominees have consented to serve as managers.

All units represented by valid proxies will be voted in the election of managers for each nominee named below unless authority to vote for all nominees or a particular nominee is withheld. The four nominees who receive the highest number of votes cast at the Meeting will be elected as managers. Cumulative voting is not permitted. Should any nominee withdraw from the election or otherwise be unable to serve, the named proxies will vote for the election of such substitute nominee as the Board of Managers may recommend, unless a decision is made to reduce the number of managers. For more information, see “Voting Information—Quorum.” The following tables set forth certain information about each of the nominees:

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Affiliations	Number of Portfolios in Fund Complex Overseen by Manager*

Disinterested Managers

Gene M. Bernstein, 59 United States Trust Company, National Association 114 West 47th Street New York, NY 10036-1532	Manager and Member of the Audit and Valuation Committees	Since Company inception	Mr. Bernstein is Director of NIC Holding Corp; Dean of the Skodneck Business Development Center at Hofstra University from 2000-2001. Prior to that, Mr. Bernstein was President and Vice Chairman at Northville Industries, a petroleum marketing, distribution, trading and storage company and wholly-owned subsidiary of NIC Holding Corp. Mr. Bernstein also serves as a director or manager of Excelsior Venture Investors III, LLC, Excelsior Private Equity Fund II, Inc. and Excelsior Directional Hedge Fund of Funds, LLC.	4

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Affiliations	Number of Portfolios in Fund Complex Overseen by Manager*

Stephen V. Murphy, 61 United States Trust Company, National Association 114 West 47th Street New York, NY 10036-1532	Manager and Member of the Audit and Valuation Committees	Since Company inception	Mr. Murphy is President of S.V. Murphy & Co., an investment banking firm. Mr. Murphy serves as a director or manager of Excelsior Private Equity Fund II, Inc., Excelsior Venture Investors III, LLC and Excelsior Directional Hedge Fund of Funds, LLC. He also serves on the board of directors of The First of Long Island Corporation, The First National Bank of Long Island and Bowne & Co., Inc., a financial printing company.	4

Victor F. Imbimbo, Jr., 54 United States Trust Company, National Association 114 West 47th Street New York, NY 10036-1532	Manager and Member of the Audit and Valuation Committees	Since Company inception	Mr. Imbimbo is the President and CEO of Caring Today, LLC., the publisher of Caring Today Magazine, the leading information resource within the family caregivers market. Prior to this, Mr. Imbimbo, was Executive Vice President of TBWA\New York and President for NorthAmerica with TBWA/WorldHealth, a division of TBWA Worldwide. where he directed consumer marketing program development for healthcare companies primarily within the pharmaceutical industry. Mr. Imbimbo serves as a director or manager of Excelsior Private Equity Fund II, Inc., Excelsior Venture Investors III, LLC and Excelsior Directional Hedge Fund of Funds, LLC. Mr. Imbimbo is a Board member for Vertical Branding, Inc, a public company specializing in direct response branding and marketing.	4

Interested Manager

John C. Hover II, 63** United States Trust Company, National Association 114 West 47th Street New York, NY 10036-1532	Manager and Chairman of the Board	Since Company inception	Mr. Hover was an Executive Vice President of U.S. Trust Company (retired since 1998). Mr. Hover serves as chairman of the board of directors or managers of Excelsior Private Equity Fund II, Inc. and Excelsior Venture Investors III, LLC. He also serves on the board of directors of Tweedy, Browne Fund, Inc.	3

*	The “Fund Complex” consists of Excelsior Private Equity Fund II, Inc., Excelsior Venture Partners III, LLC, Excelsior Venture Investors III, LLC and Excelsior Directional Hedge Fund of Funds, LLC.

**	Mr. Hover is an interested person of the Company, as defined in the 1940 Act, due to the fact that he holds securities of The Charles Schwab Corporation, a parent company of the Investment Adviser.

Meetings of the Board

In the fiscal year of the Company ended October 31, 2006, the Managers met five times. None of the Managers attended fewer than 75% of the aggregate amount of meetings of the Board and Board committees for which they were eligible to attend.

The Company has a standing audit committee. The Company does not have standing nominating or compensation committees.

Audit Committee

The Company has a standing audit committee that convened three times during the fiscal year ended October 31, 2006. The audit committee reviews both the audit and non-audit work of the Company’s registered independent public accountants, submits recommendations to the Board as to the selection of the registered independent public accountants and reviews compliance of the Company with regulations of the Securities and Exchange Commission and the Internal Revenue Service and other related matters. A copy of the charter of the audit committee as adopted is attached hereto as Appendix A. Messrs. Bernstein, Imbimbo and Murphy, each of whom is an independent Manager, are members of the audit committee.

Audit Committee Report. The audit committee has reviewed and discussed the audited financial statements with management and the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards) with the independent auditors. The audit committee has received written disclosures and a letter from the independent accountants as required by Independence Standards Board Standard No. 1 and has discussed with the independent accountants the independent accountants’ independence. Based on the foregoing, the audit committee recommended to the Board of Managers that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2006. The audit committee has considered whether the provision of non-audit services by Deloitte & Touche LLP (“D&T”) is compatible with maintaining D&T’s independence.

Audit Committee Financial Expert. Mr. Murphy is the audit committee financial expert as defined by SEC rules and is “independent,” as the term is used in Item 7(d)(3)(iv) of Schedule 14A under the Securities Exchange Act of 1934, as amended.

Nominating Committee

As indicated above, the Company’s Board of Managers does not have a standing nominating committee. The composition of the Company’s Board of Managers is, however, governed by provisions of the 1940 Act and regulations thereunder which currently have the effect of requiring that a majority of the Company’s Managers not be “interested persons,” as defined in the 1940 Act, of either the Company or its Investment Adviser. In fact, three of the Company’s four Managers meet this standard and therefore are considered independent Managers. Consistent with regulations under the 1940 Act the independent Managers would have control over any process by which one or more additional independent Managers would be selected.

Communications with the Company’s Board of Managers

Any member desiring to communicate with any member of the Company’s Board of Managers may send a letter to:

Board of Managers

Excelsior Venture Partners III, LLC

225 High Ridge Road

Stamford, CT 06905

Attn: Secretary

Code of Ethics

The Company has adopted a code of ethics, which complies with the criteria provided in SEC rules, and applies to its principal executive officer, the principal financial officer and any other officers who serve a similar function. A copy of the code of ethics is attached hereto as Appendix B.

Manager Compensation

Each member of the Board receives a $10,000 annual retainer and the Chairman of the Board receives an additional $1,000 annual retainer. Also, each member of the Board will receive $2,000 per quarterly meeting attended. In addition each Board member will receive $500 per quarterly telephonic meeting and $500 for any other telephonic special meeting. For each audit committee meeting attended, Board members will receive $1,500, while the Chairman of the Audit Committee will receive an additional $1,000 retainer. Each member of the Board is reimbursed for expenses incurred for attending meetings. The Company does not have a stock option plan, other long-term incentive plan, retirement plan or other retirement benefits. No person who is an officer, director or employee of the Investment Adviser or of any parent, subsidiary or affiliate thereof, who serves as an officer, director or employee of the Company, receives any compensation from the Company.

The following charts provide certain information about the fees received by the managers in the fiscal year ended October 31, 2006.

Name of Person, Position	Aggregate Compensation From the Company	Total Compensation from the Company and Fund Complex* Paid to Managers**
Gene M. Bernstein Manager	$22,000	$80,750(4 Funds	)
Stephen V. Murphy Manager	$23,000	$81,750(4 Funds	)
Victor F. Imbimbo, Jr. Manager	$22,000	$79,750(4 Funds	)
John C. Hover II*** Manager	$17,500	$43,250(3 Funds	)

*	The “Fund Complex” consists of Excelsior Private Equity Fund II, Inc., Excelsior Venture Partners III, LLC, Excelsior Venture Investors III, LLC and Excelsior Directional Hedge Fund of Funds, LLC.

**	The total compensation paid to such persons by the Fund Complex for the calendar year ended December 31, 2006.

***	Mr. Hover is an interested person of the Company.

The following charts provide certain information relating to the managers’ security ownership in the Fund and Fund Complex.

Name of Manager	Dollar Range of Equity Securities in the Company*	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Manager in Family of Investment Companies
Gene M. Bernstein	$10,001-$50,000	over $100,000
Stephen V. Murphy	None	over $100,000
Victor F. Imbimbo, Jr.	None	$10,001-$50,000
John C. Hover II**	None	$50,001-$100,000

*	Security valuations as of January 12, 2007.

**	Mr. Hover is an interested person of the Company.

The Company’s Board of Managers Unanimously Recommends that

Members Vote “FOR” Each of the Foregoing Nominees for Manager.

PROPOSAL 2: APPROVAL OF NEW ADVISORY AGREEMENT

APPROVAL OF A NEW ADVISORY AGREEMENT WHICH WILL TAKE EFFECT UPON THE CLOSING OF THE ACQUISITION OF U.S. TRUST CORPORATION

Summary Of The Transaction

On November 20, 2006 The Charles Schwab Corporation (“Schwab”) announced an agreement to sell U.S. Trust Corporation (“U.S. Trust”), a wholly-owned subsidiary of Schwab, to the Bank of America Corporation (the “Sale”). The Sale of U.S. Trust includes all of U.S. Trust’s subsidiaries, including the Investment Adviser. The Sale is subject to Federal Reserve Board and other regulatory approvals, as well as in the case of Bank of America’s obligation to complete the Sale, and the approval of a new investment advisory agreement for the Company with USTA.

Under Section 15 of the 1940 Act and the terms of the existing investment advisory agreement, the change in ownership of U.S. Trust will result in the assignment and automatic termination of the investment advisory agreement between the Company and USTA. As a result, in order to enable USTA to continue to provide investment advisory services to the Company, should the Sale be consummated, the Board has approved, and is asking the members to approve, a new investment advisory agreement between the Company and USTA (the “New Advisory Agreement”). The New Advisory Agreement is identical in all material respects to the current investment advisory agreement, except for the term and the date of effectiveness, and the level of the investment advisory fee will not change. The Board has carefully considered the matter, and has concluded that it is in the best interest of the Company and the members to enter into the New Advisory Agreement so that USTA can continue to provide investment advice to the Company on the same terms as are now in effect. The Sale is expected to be consummated in the third quarter of 2007, but could occur later depending upon regulatory approvals and satisfaction of other conditions and is subject to continued negotiations by the Bank of America Corporation (“Bank of America”) and Schwab (the “Closing Date”). Members of the Company are not being asked to vote on the Sale. If the New Advisory Agreement is approved by members and the Sale is consummated, the New Advisory Agreement will take effect on the Closing Date. If the New Advisory Agreement is approved by members but the Sale is not consummated, USTA will serve as investment adviser under the New Advisory Agreement, which would become effective upon termination of the stock purchase agreement between Schwab and Bank of America (the “Purchase Agreement”). If the New Advisory Agreement is not approved and the Sale is not consummated, USTA will continue to serve as investment adviser to the Company under the current investment advisory agreement.

The New Advisory Agreement, if approved by the Company’s members, will commence upon and subject to the consummation of the Sale. It will remain in effect for an initial two-year term and will continue in effect thereafter for successive periods if and so long as such continuance is specifically approved annually by (a) the Board of Managers or (b) by a majority of the Company’s outstanding voting securities (as defined under the 1940 Act), provided that in either event, the continuance is also approved by a majority of the managers who are not “interested persons” of the Company or the Investment Adviser by vote cast in person at a meeting called for the purpose of voting on such approval.

During the fiscal year ended October 31, 2006 and the three months ended January 31, 2007, the Company paid $1,231,320 in investment advisory fees to USTA.

After careful consideration, the Board of Managers of the Company, including Managers who are not “interested persons” (as defined in the 1940 Act) of the Company or the Investment Adviser (the “Independent Managers”) unanimously recommend that members vote “FOR” the New Advisory Agreement between the Company and USTA.

How will the Sale of U.S. Trust, including USTA, by Schwab to the Bank of America Corporation affect the Company?

In approving the New Advisory Agreement, the Board received representations from the Investment Adviser and Bank of America that no material adverse impact on the daily operations of the Company or the nature or quality of the investment advisory services provided to the Company by

USTA is expected to arise as a result of being affiliated with Bank of America. Although the ownership of USTA will change upon completion of the Sale, the Board was advised that the Investment Adviser and the Bank of America Corporation did not anticipate any changes to the investment personnel responsible for managing the Company’s portfolio.

What Happens if the Proposal is not Approved?

If the New Advisory Agreement is approved by the members but the Sale is not consummated, USTA will serve as investment adviser under the New Advisory Agreement, which would become effective the later of member approval or upon termination of the Purchase Agreement.

In the event the New Advisory Agreement is not approved and the Sale is consummated, the Board will promptly consider what appropriate action to take in the best interests of the Company and its members. Such action may include, but is not limited to, seeking a new investment adviser, other than USTA, subject to any required approval by the members or liquidating the Company. If the New Agreement is not approved and the Sale is not consummated, USTA will continue to serve as investment adviser to the Company under the current investment advisory agreement.

Information about Bank of America

Bank of America Corporation is a financial services holding company organized as a Delaware corporation. Bank of America provides a diverse range of financial services and products. Bank of America, headquartered in Charlotte, North Carolina, operates in 29 states and the District of Columbia and has offices located in 150 foreign countries. Bank of America provides a diversified range of banking and certain nonbanking financial services and products both domestically and internationally through five business segments, one of which is Global Wealth & Investment Management (GWIM). The GWIM division provides investment, fiduciary and comprehensive banking and credit expertise to individual and institutional clients located across the United States and throughout the world. As of December 31, 2006 GWIM’s assets under management were approximately $542.9 billion.

The New Advisory Agreement

The Company’s current investment advisory agreement and the New Advisory Agreement are identical in all material respects, except for the term and date of effectiveness. Accordingly, if the New Advisory Agreement is approved, USTA will be retained, for a two-year period at the existing fee schedule, to manage the investments of the Company and to provide such investment research, advice and supervision, in conformity with the Company’s investment objectives and policies, as may be necessary for the operation of the Company. United States Trust Company of New York will cease to serve as the investment subadviser to the Company.

Under the New Advisory Agreement, for the services provided, USTA is entitled to receive an advisory fee at the annual rate of 2.00% of the net assets of the Company, determined as of the end of each calendar quarter, through the fifth anniversary of the first closing date of April 5, 2001, and 1.00% of net assets thereafter. In addition to the advisory fee, the Investment Adviser is entitled to allocations and distributions equal to the Incentive Carried Interest. The Incentive Carried Interest is an amount equal to 20% of the excess, if any, of the Company’s cumulative realized capital gains on Direct Investments, over the sum of (a) cumulative realized capital losses on investments of any type (b) cumulative gross unrealized capital depreciation on investments of any type and (c) cumulative net expenses. Direct Investments means Company investments in domestic and foreign companies in which the equity is closely held by company founders, management, and/or a limited number of institutional investors and negotiated private investments in public companies. As of October 31, 2006, there was no Incentive Carried Interest earned by the Investment Adviser.

The Company would bear all costs of its operation other than those to be incurred by USTA. In particular, the Company will pay investment advisory fees, fees and expenses associated with the Company’s administration, record keeping and accounting, fees and expenses for the custodian of the Company’s assets and the legal, accounting and auditing fees, taxes, expenses of preparing members reports and proxy statements, reports to regulatory bodies, brokerage and other expenses in connection with the execution, recording and settlement of portfolio security transactions, expenses in connection with the acquisition and disposition of portfolio securities of the registration of privately issued portfolio securities, costs of third party evaluations and appraisals of the Company (or its assets) or its actual investments, expenses of membership in investment company associations, expenses of fidelity bonding and other insurance premiums, expenses of members’ meetings, the compensation and expenses of Managers who are not otherwise employed by or affiliated with the Investment Adviser or any of its affiliates, and any extraordinary expenses. Under the New Advisory Agreement, USTA will provide the Company with office space, facilities and business equipment and provides services of executive and clerical personnel for administering certain affairs of the Company.

Pursuant to the New Advisory Agreement, the services of USTA are not exclusive and it may provide similar services to other investment companies and other clients, so long as its services under the New Advisory Agreement are not impaired. The New Advisory Agreement provides that in the absence of bad faith, negligence, misconduct or any breach of fiduciary duty owed to the Company, USTA will not be liable to the Company for any act or omission in the course of, or connected with, rendering services under the New Advisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security and that the Company will indemnify USTA subject to the requirements of the 1940 Act.

The New Advisory Agreement may be terminated at any time, without the payment of any penalty, either by (i) the Company, by action of the Board of Managers or by vote of a majority of the outstanding voting securities of the Company, on sixty (60) days’ written notice to the Investment Adviser; or (ii) USTA, on ninety (90) days’ written notice to the Company.

A COPY OF THE FORM OF THE NEW ADVISORY AGREEMENT IS ANNEXED HERETO AS APPENDIX C AND IS INCORPORATED HEREIN BY REFERENCE.

Evaluation by the Board

The New Advisory Agreement was unanimously approved by the Board and by the Independent Managers at a meeting held on January 11, 2007. In making its determination to approve the New Advisory Agreement and to recommend its approval by members, the Board considered all information it deemed reasonably necessary to evaluate the terms of the New Advisory Agreement and the ability of the Investment Adviser to continue after the Sale to provide services to the Company of the same scope and quality as are now provided. The Independent Managers reviewed materials furnished by the Investment Adviser, including information regarding the Investment Adviser, its affiliates and personnel, operations and financial condition, and information regarding the Bank of America. At the meeting, the Board also met with representatives of the Investment Adviser and with representatives of Bank of America and discussed various matters relating to: the operations of the Company and the Investment Adviser; the commitment of Bank of America to support the Investment Adviser’s business and operations; and Bank America’s plans with respect to the management and offering of alternative investment products, including the Company. Representatives of Bank of America assured the Board that Bank of America does not anticipate that there will be any reduction or other significant adverse change in the scope, nature or quality of the investment advisory or other services provided to the Company by the Investment Adviser. These representatives noted that a plan would be put into place designed to provide for the continuity of the investment advisory services under the New Advisory Agreement. They stated that no departures of personnel of the Investment Adviser material to the Company’s operations are anticipated and that Bank of America’s intention is to utilize the strengths and personnel of both organizations to develop a cohesive team. The Board was also advised that the Investment Adviser will continue to provide investment advice with no material changes in operating conditions and, in particular, that the Sale will not adversely affect the ability of the Investment Adviser to fulfill its obligations to the Company. The representatives of Bank of America also noted that the Sale is being viewed by Bank of America as an opportunity to enhance Bank of America’s offerings of alternative investment funds. Additionally, the Board was assured that Schwab and Bank of America intend to comply with the “safe harbor” provisions afforded by Section 15(f) of the 1940 Act. The Board also received representations from Bank of America that under the Purchase Agreement, the Bank of America would agree to use its reasonable best efforts to ensure that it complies with the requirements of Section 15(f) of the 1940 Act. In this regard, the Board reviewed the requirements of Section 15(f) with its counsel. Section 15(f) provides a safe harbor for an investment adviser or its affiliates to receive benefit or compensation in connection with a change of control of the investment adviser (such as Bank of America’s acquisition of U.S. Trust) if two conditions are satisfied. First, for three years after the change of control, at least 75% of the members of a board of any registered investment company with an investment adviser subject to such a change of control must consist of persons who are not “interested persons,” as defined in the 1940 Act, of the predecessor or successor investment adviser. Second, that no “unfair burden” may be imposed on any such registered investment company as a result of the change of control transaction or any express or implied terms, conditions or understandings applicable to the transaction. The Board was advised by its counsel that “unfair burden” means any arrangement, during the two years after the transaction, by which the investment adviser or any “interested person” of the adviser receives or is entitled to receive any compensation, directly or indirectly, from such investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any other person in connection with the purchase or sale of securities or other property to, from or on behalf of such investment company other than bona fide compensation as principal underwriter of such investment company. The Board considered that the Company is in compliance with the 75% board composition requirement of Section 15(f). Bank of America has agreed with Schwab to use reasonable best efforts, to the extent within its control or that of its affiliates, to comply with Section 15(f) of the 1940 Act. Specifically, Bank of America has agreed with Schwab to use reasonable best efforts to assure that (1) no more than 25% of the Board of the Company are “interested persons” of Bank of America or USTA for a period of not less than three years after the closing of the Sale and (2) for a period of not less than two years after the closing of the Sale not to impose an “unfair burden” (within the meaning of Section 15(f) of the 1940 Act) on the Company as a result of the transactions contemplated by the Sale. The Board reviewed and considered the Investment Adviser’s profitability derived from its relationship with the Company. Specifically, the Board reviewed and considered a profit contribution analysis of the Investment Adviser showing its fees, income, and expenses in connection with the Company and the methodology used in the analysis. The Board determined that the Investment Adviser is solvent and sufficiently well capitalized to perform the ongoing responsibilities to the Company and to satisfy its obligations under the 1940 Act and the New Advisory Agreement.

A detailed discussion ensued regarding the advisory fee and the effective investment advisory fee rate paid by the Company and the appropriateness of such advisory fees. The Board reviewed and considered any economies of scale realized by the Company and how the current advisory fee for the Company reflects the economies of scale for the benefit of the members of the Company, noting that as a closed-end fund at or nearing the end of its investment period and distributing its assets economies of scale was not a significant factor for the Company.

The Board also reviewed and considered the fees or other payments received by the Investment Adviser. Specifically, the Board reviewed and considered comparison of fees charged by investment advisers to fund peers of the Company, noting that the Investment Adviser’s fees were at the lower end of a narrow range. The Board also considered and reviewed information regarding brokerage, observing that the Company infrequently engages in transactions in the public securities markets.

The Board reviewed and considered the qualifications of the current and anticipated portfolio managers to manage the portfolios of the Company, including their history managing private equity investments and the background and expertise of the key personnel and amount of time they would be able to devote to the Company’s affairs. The Board concluded that, in light of the particular requirements of the Company and the relatively late stage of its investment programs, that it was satisfied with the professional qualifications and overall commitment to the Company of the portfolio management team.

There was a lengthy discussion concerning the nature, extent and quality of services rendered to the Company by the Investment Adviser and the investment performance of the Company based on the data provided which included comparisons with the public markets as evidenced by NASDAQ data, venture economics data, and, data concerning performance relative to other venture and private equity funds with generally similar objectives and management policies that had commenced investment operations at about the same time and for which detailed information was available. It was noted that the performance information available was considered less reliable since the Company, along with its peer group, has not yet experienced significant realizations. The Board determined that in light of the data taken as a whole and the nature and stages of the Company’s investment programs, the investment performance was reasonable and acceptable. The Board discussed the Investment Adviser’s profitability, and it was noted that the profitability percentage was within ranges generally determined to be reasonable, given the services rendered and the Company’s performance and services provided. The Board concluded that the Company’s fees paid to the Investment Adviser were reasonable in light of comparative performance and advisory fee information, costs of the services provided and profits to be realized and benefits derived by the Investment Adviser from the relationship with the Company.

In addition the Board considered that Bank of America has agreed with Schwab to use reasonable best efforts, to the extent within its control or that of its affiliates to comply with Section 15(f) of the 1940 Act.

On the basis of the information made available to them, the Independent Managers have concluded that USTA is well qualified to serve as the Company’s investment adviser. The Board, including all the Independent Managers, recommends approval by the members of the New Advisory Agreement. Bank of America has advised the Board that it expects that there will be no material adverse impact on the daily operations of the Company or reduction in the scope and quality of advisory services provided to the Company by the Investment Adviser as a result of being affiliated with Bank of America. Based on the information furnished to it, the Board is not aware of any financial condition of USTA which is reasonably likely to impair its ability to perform its commitments under the New Advisory Agreement. Accordingly, the Board believes the Company should receive investment advisory services under the New Advisory Agreement at least equal to those it currently receives under the current management agreement, at the same fee levels.

ACCORDINGLY, AFTER CONSIDERATION OF THE ABOVE, AND SUCH OTHER FACTORS AND INFORMATION AS IT DEEMED RELEVANT, THE BOARD, INCLUDING ALL THE INDEPENDENT MANAGERS, UNANIMOUSLY APPROVED THE NEW ADVISORY AGREEMENT AND VOTED TO RECOMMEND ITS APPROVAL TO THE COMPANY’S MEMBERS.

Required Vote

The approval of the New Advisory Agreement requires the affirmative vote of the holders of a “majority of the outstanding securities” (as defined by the 1940 Act) of the Company, which means the lesser of (a) the holders of 67% or more of the units of the Company present at the Meeting if the holders of more than 50% of the outstanding units of the Company are present in person or by proxy or (b) more than 50% of the outstanding units of the Company. This voting requirement is referred to as a “majority of the outstanding securities.”

VOTING INFORMATION

Record Date. Only members of record at the close of business on January 12, 2007 will be entitled to vote at the Meeting. On that date, the number of outstanding units of the Company was 107,801. All units of the Company will vote in the aggregate.

You should send your proxy in by one of the following methods:

1.	Complete, sign and return the enclosed Proxy Card promptly in the postage-paid envelope.

2.	Call the toll-free number listed on the enclosed Proxy Card. Enter the control number on the Proxy Card and follow the telephone instructions.

3.	Use the Internet at www.proxyvote.com. Enter the control number on the enclosed Proxy Card and follow the instructions on the website.

In accordance with Section 18-302(d) of the Delaware Limited Liability Company Act, members may authorize the persons named as proxies to vote their units by telephone, telecopier or other electronic means, including the Internet.

Quorum. A quorum is constituted with respect to the Company by the presence in person or by proxy of the holders of more than 50% of the outstanding units entitled to vote. For purposes of determining the presence of a quorum, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote units on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as units that are present at the Meeting but which have not been voted. Because they are not considered to be votes cast, abstentions and broker “non-votes” will have no effect on the election of managers and will have the effect of a vote against the approval of the New Advisory Agreement.

In the event that a quorum is not present at the Meeting (or at any adjournment thereof) or in the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies, or their substitutes, may propose and vote for one or more adjournments of the Meeting to permit the further solicitation of proxies. When voting on a proposal to adjourn the Meeting, the proxy agent will consider whatever factors he or she deems relevant, which factors may include: the nature of the proposal to be adjourned, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to members in connection therewith. Any such adjournment will require the affirmative vote of a majority of those units that are represented at the Meeting in person or by proxy. If a quorum is not present, all proxies will be voted in favor of adjournment. However, if a quorum is present at the Meeting but it appears that one or more proposals may not receive member approval, the persons named as proxies may propose an adjournment of the Meeting.

For an adjournment to occur, sufficient votes to adjourn must be voted in favor of adjournment. The persons named as proxies will vote the following units in favor of adjournment:

•	all units for which they are entitled to vote in favor of (i.e., “FOR”) any of the proposals that will be considered at the adjourned meeting; and

•	abstentions.

The persons named as proxies will vote the following units against adjournment:

•	all units for which they must vote “AGAINST” all proposals that will be considered at an adjourned meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of January 12, 2007, certain beneficial owners, the managers, the chief executive officers and the managers and executive officers as a group held of record the following units. Except as set forth below, to the Company’s knowledge and based solely on a review of Forms 13D and 13G filed with the Securities and Exchange Commission (or the lack of such filings, as the case may be), no other person beneficially owned more than 5% of the Company’s units.

Title of Class	Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership (#)	Percent of Class (%)
Units	Excelsior Ventures Investors III, LLC	187,409 units	63.5
	John C. Hover II	200 units	*
	Victor F. Imbimbo, Jr.	0	*
	Gene M. Bernstein	300 units	*
	Stephen V. Murphy	200 units	*
	Raghav V. Nandagopal(2)	0	*
	David R. Bailin	0	*
	Managers and executive officers as a group (3 persons)	700 units	*

*	Less than one percent.

(1)	The address for all, except Raghav V. Nandagopal, is c/o United States Trust Company, National Association, 114 West 47th Street, New York, NY 10036-1532.

(2)	The address for Raghav V. Nandagopal is c/o USTA Advisers, Inc., 225 High Ridge Road, Stamford, CT 06905.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under the federal securities laws, the Company’s managers and executive officers and any persons holding more than 10% of the Company’s outstanding units are required to report their ownership of the Company’s units and any changes in ownership of the Company’s units to the Company and the Securities and Exchange Commission. To the best of the Company’s knowledge, these filings have all been satisfied by the Company’s managers and executive officers. Certain filings made by the Investment Adviser, Schwab and United States Trust Company, National Association were not filed in a timely manner.

OTHER MATTERS

No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of members arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy Card will vote thereon according to their best judgment in the interests of the Company.

Members may receive a copy of the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2006 without charge by submitting a request in writing to the Company at: c/o UST Advisers, Inc., 225 High Ridge Road, Stamford, CT 06905, Attention: Robert F. Aufenanger, Secretary. All of these documents are also on file with the Securities and Exchange Commission (the “SEC”). Members may view or obtain these documents from the SEC (i) in person: at the SEC’s Public Reference Room in Washington, D.C., (ii) by phone: 1-800-SEC-0330, (iii) by mail: Public Reference Section, Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, (duplicating fee required), (iv) by e-mail: publicinfo@sec.gov, or (v) by Internet: www.sec.gov.

Only one proxy statement is being delivered to multiple members sharing an address unless the Company has received contrary instructions from one or more of the members. The Company will deliver promptly upon request a separate copy of the proxy statement to a member at a shared address to which a single copy of the documents was delivered. Members can notify the Company that they would like to receive a separate copy of the proxy statement by submitting a request in writing to the Company at: c/o UST Advisers, Inc., 225 High Ridge Road, Stamford, CT 06905, Attention: Robert F. Aufenanger, Secretary, or via telephone at (203) 352-4400. Members sharing an address and receiving multiple copies of proxy statements may request to receive a single copy by contacting the Company as set forth above.

REGISTERED INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Managers, including all of the managers who are not “interested persons” of the Company (as defined in the 1940 Act), selected D&T as the Company’s Independent Registered Public Accounting Firm at a meeting held on December 7, 2006. Subsequently, the Company was advised by D&T in a letter received December 11, 2006, that, effective upon the closing date of the Sale, D&T will no longer be able to serve as the Company’s Independent Registered Public Accounting Firm and provide any attest services to the Company. In view of this, the Company requested and received a presentation from PricewaterhouseCoopers (“PWC”) on January 11, 2007. The Company’s Audit Committee and Board requested that the officers of the Company continue to work and operate with PWC pending the outcome of the Sale.

D&T’s reports on the financial statements did not contain an adverse opinion or a disclaimer of opinion, nor were then qualified or modified as to uncertainty, audit scope, or accounting principles. There were no disagreements between the Company and D&T on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure.

The Company did not consult with PWC during its fiscal years ended October 31, 2006, 2005 and 2004 on the application of accounting principles to a specified transaction, the type of opinion that might be rendered on the Company’s financial statements, any accounting, auditing or financial reporting issue, or any item that was either the subject of disagreement or a reportable event as defined in Item 304 of Regulation S-K.

Since the Company complies with the provisions of Rule 32a-4 of the 1940 Act, it is not required to submit the selection of independent auditors to members for ratification. D&T, with offices at Two World Financial Center, New York, New York, 10281, has served as the Company’s Independent Registered Public Accounting Firm since November 23, 2004. Representatives of D&T are not expected to be present at the meeting but have been given an opportunity to make a statement if they so desire and will be available should any matter arise regarding their presence.

FEES PAID TO INDEPENDENT ACCOUNTANTS

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by D&T for the audit of the Company’s annual financial statements or services that are normally provided by D&T in connection with statutory and regulatory filings or engagements for those fiscal years are $94,650 for 2005 and $108,160 for 2006.

Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by D&T that are reasonably related to the performance of the audit of the Company’s financial statements and are not reported under the section entitled “Audit Fees” are $0 for 2005 and $0 for 2006.

Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by D&T for tax compliance, tax advice, and tax planning are $0 for 2005 and $0 for 2006.

All Other Fees. The aggregate fees billed in each of the last two fiscal years for all other products and all other services provided by D&T are $0 for 2005 and $0 for 2006.

ADDITIONAL INFORMATION

Investment Adviser. USTA which has its principal offices at 225 High Ridge Road, Stamford, Connecticut 06905, is a Delaware corporation and registered investment adviser. USTA is a wholly-owned subsidiary of United States Trust Company, National Association. United States Trust Company, National Association is a wholly-owned subsidiary of U.S. Trust Corporation (“U.S. Trust”), a registered bank holding company, which has its principal offices at 114 West 47th Street, New York, New York 10036-1532, and which is, in turn, a wholly-owned subsidiary of The Charles Schwab Corporation, which has its principal offices at 120 Kearney Street, San Francisco, California 94108. Charles R. Schwab is the founder, Chairman and a Director and significant shareholder of Schwab. As a result of his positions and share ownership, Mr. Schwab may be deemed to be a controlling person of Schwab and its subsidiaries. If the Sale is completed, USTA will continue to serve as the Company’s investment adviser subject to the approvals contemplated herein. On October 31, 2006, USTA had approximately $12.5 billion in aggregate assets under management.

The Investment Adviser currently serve as investment adviser to the following registered investment company portfolios, which have investment objectives similar to the Company. These portfolios, their approximate net assets (as of November 30, 2006), and the annual advisory fees payable by these portfolios to the Investment Adviser and fees waived by the Investment Adviser are as follows:

Name of Investment Company	Approximate Net Assets	Annual Net Advisory Fees	Advisory Fees Waived / Expenses Reimbursed (if applicable)
Excelsior Venture Investors III, LLC	$46,960,582

0.1% annually of the company’s net assets that are not represented by the company’s investment in Excelsior Venture Partners III, LLC.

An incentive carried interest of the company’s 20% of realized capital gains on direct investments.

			None.

Excelsior Buyout Investors, LLC	$59,456,619

1% of the net asset value of the company.

An incentive carried interest of 5% of all returns above 1) all investors’ initial investments and 2) a cumulative preferred annual rate of 8% on unreturned investments by investors.

			None.

Excelsior Private Equity Fund II, Inc.	$49,229,604

1.50% of the company’s net assets that are invested or committed to be invested in private equity or venture capital investments and 0.50% of the company’s net assets that are invested in short-term investments.

An incentive carried interest of 20% of realized capital gains on direct investments.

			Operating expenses over 0.25% of the company’s net assets (excluding the management/advisory fee), are waived or reimbursed by the adviser.

John Hancock Funds II Value and Restructuring Fund	$329,240,000	0.375% on first $500 million of aggregate net assets. 0.350% on assets between $500 million and $1 billion of aggregate net assets. 0.325% on excess over $1 billion of aggregate net assets.	None.

John Hancock Trust Value and Restructuring Fund	$325,306,000	0.375% on first $500 million of aggregate net assets. 0.350% on assets between $500 million and $1 billion of aggregate net assets. 0.325% on excess over $1 billion of aggregate net assets.	None.

Excelsior Value and Restructuring Fund	$7,707,382,624	.60% of the average daily net assets.	Total Annual Fund Operating Expenses are capped at 0.89% for Institutional Shares, 1.14% for Shares, and 1.64% for Retirement Shares.

Excelsior Small Cap Fund	$661,264,337	.75% of the average daily net assets.	Total Annual Fund Operating Expenses are capped at 1.25% for Shares and 1.75% for Retirement Shares.

Excelsior Emerging Markets Fund	$1,083,401,936	1.25% of the average daily net assets.	Total Annual Fund Operating Expenses are capped at 1.60% for Institutional Shares and 1.85% for Shares.

USTA’s principal executive officers and directors and their addresses and principal occupations are shown below.

Name	Address	Principal Occupation
Robert F. Aufenanger	225 High Ridge Road Stamford, CT 06905	President and Director

Jeffrey Osmun	225 High Ridge Road Stamford, CT 06905	Director

Nicola Knight	114 W. 47th Street New York, New York 10036	Chief Legal Officer

Mary Martinez	114 W. 47th Street New York, New York 10036	Director

Ralph A. Pastore	225 High Ridge Road Stamford, CT 06905	Treasurer And Chief Financial Officer

The following persons are officers of the Company and USTA, but are not directors and/or principal executive officers of USTA or United States Trust Company, National Association, and may be deemed to have a material direct or indirect interest (by virtue of ownership of securities or otherwise) in USTA or any control person of USTA: Lee A. Gardella, David R. Bailin, Raghav Nandagopal, Ben Tanen, Peter L. Tsirigotis and Hiam Arfa.

Administrator. As of January 2007, PFPC Inc., which is located at 103 Bellevue Parkway, Wilmington, DE 19809, is the administrator for the Company.

Other. The Company does not currently employ a principal underwriter.

Officers. Officers of the Company are elected by the managers and hold office until they resign, are removed or are otherwise disqualified to serve. The following table sets forth certain information about the Company’s officers:

Name, Address and Age	Position(s) Held with the Company	Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Affiliations
David R. Bailin, 47 United States Trust Company, National Association 114 W. 47th Street New York, NY 10036	Co-Chief Executive Officer	Since December 2006	Mr. Bailin is Managing Director and head of Alternative Investments Group of UST Adviser’s Inc. Prior to joining UST Advisers, Inc. in August, 2006, Mr. Bailin founded and worked at Martello Investment Management LLC (2002 - 2006). From 2000-2002, Mr. Bailin was Chief Operating Officer and Partner of Violy, Byorum and Partners, LLC. Prior to that, he was an Executive Vice President at two hedge fund companies, Ellington Management Group (1998-2000) and John W. Henry & Co., (1995-1998).

Raghav V. Nandagopal, 44 UST Advisers, Inc. 225 High Ridge Road Stamford, CT 06905	Co-Chief Executive Officer	Since June 2005	Mr. Nandagopal is a Senior Vice President of UST Advisers, Inc. Prior to joining UST Advisers, Inc. (or its affiliates), Mr. Nandagopal held positions at McKinsey & Company and AT&T Capital.

Robert Aufenanger, 53 UST Advisers, Inc. 225 High Ridge Road Stamford, CT 06905	Treasurer	Since April 2003	Mr. Aufenanger is a Senior Vice President of UST Advisers, Inc. Prior to joining UST Advisers, Inc. (or its affiliates) in April 2003, Mr. Aufenanger worked as a consultant to various clients in the fund industry and prior to this was Chief Financial Officer for Icon Holdings Corp.

Lee A. Gardella, 39 UST Advisers, Inc. 225 High Ridge Road Stamford, CT 06905	Vice President	Since March 1998	Mr. Gardella is a Senior Vice President of CTC Consulting, Inc., a subsidiary of U.S. Trust.

Name, Address and Age	Position(s) Held with the Company	Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Affiliations
Hiam Arfa, 47 United States Trust Company, National Association 114 W. 47th Street New York, NY 10036	Chief Compliance Officer	Since October 2006	Mr. Arfa is a Senior Vice President of United Stated Trust Company, National Association and Chief Compliance Officer of the Excelsior Investment Funds. Prior to that, Mr. Arfa served as associate director of compliance for Bear Stearns Asset Management. From August 1998 to November 2004, Mr. Arfa served as vice president of regulatory compliance for JP Morgan Asset Management.

All officers of the Company are employees and/or officers of the Investment Adviser.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

LABEL BELOW FOR MIS USE ONLY! PO# 2247-3 US TRUST COMPANY # 953 EXCELSIOR VENTURE PARTNERS III #130 ORIGINAL 1 UP STD 1-22-07 KD ROB (EXCELSIOR VENTURE PARTNERS III MAR 2007 RV)	MIS EDITS: # OF CHANGES ___/___ PRF1___ PRF2___ OK TO PRINT AS IS* *By signing this form you are authorizing MIS to print this form in its current state. SIGNATURE OF PERSON AUTHORIZING PRINTING DATE

To vote by Internet • Read the Proxy Statement and have this card at hand • Log on to www.proxyweb.com • Follow the on-screen instructions • Do not mail this proxy card	To vote by Telephone • Read the Proxy Statement and have this card at hand • Call toll-free at 1-888-221-0697 • Follow the recorded instructions • Do not mail this proxy card	To vote by Mail • Read the Proxy Statement • Check the appropriate boxes on this proxy card • Sign, date and return this proxy card • Mail your completed proxy card in the enclosed envelope

PLEASE DO NOT VOTE USING MORE THAN ONE METHOD

DO NOT MAIL YOUR PROXY CARD IF YOU VOTE BY INTERNET OR TELEPHONE.

EXCELSIOR VENTURE PARTNERS III, LLC (THE “COMPANY”)

PROXY SOLICITED ON BEHALF OF THE

BOARD OF MANAGERS FOR THE

SPECIAL MEETING OF MEMBERS TO BE HELD ON MARCH 15,2007

999 999 999 999 99	←

This proxy is solicited by the Board of the Company to use at a Special Meeting of Members to be held on March 15, 2007, at 12:30 a.m. (Eastern Standard Time), at the offices of the United States Trust Company, National Association, 225 High Ridge Road, Stamford, CT 06905.

The undersigned hereby appoints Robert F. Aufenanger and Meshach Kisten, and each of them, with full power of substitution, as proxies of the undersigned, to vote at the above-stated special meeting, and at all adjournments or postponements thereof, all units representing interests in the Company held of record by the undersigned on January 12, 2007, the record date for the meeting, upon the matters listed on the reverse side and upon any other matter that may come before the meeting, in their discretion.

Every property signed proxy will be voted in the manner specified thereon and, in the absence of specification, will be treated as GRANTING authority to vote FOR each nominee for manager and to vote for the approval of the New Advisory Agreement.

The proxies are authorized, in their discretion, to vote on any other business which may properly come before the meeting and any adjournments thereof. The proxies shall vote on adjournment in the manner contemplated by the Proxy Statement.

ê
Date

	Signature(s) (Title(s), if applicable)	(Sign in the Box)

Please sign exactly as name appears hereon. When units are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.
ê	ê

LABEL BELOW FOR MIS USE ONLY! PO# 2247-3 US TRUST COMPANY # 953 EXCELSIOR VENTURE PARTNERS III #130 ORIGINAL 1 UP STD 1-22-07 KD ROB (EXCELSIOR VENTURE PARTNERS III MAR 2007 RV)	MIS EDITS: # OF CHANGES ___/___ PRF1___ PRF2___ OK TO PRINT AS IS* *By signing this form you are authorizing MIS to print this form in its current state. SIGNATURE OF PERSON AUTHORIZING PRINTING DATE

If this proxy is properly executed and received by the Fund prior to the Meeting, the interests in the Fund represented hereby will be voted in the manner directed on this proxy card. If no directions are given, this proxy will be voted “FOR” each of the matters set forth on this proxy card, and at the discretion of the proxies on other matters that may properly come before the Meeting.

ê	Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒	ê

The Board of Managers recommends a vote “FOR” Proposals 1 and 2.

Proposal 1:	Election of Managers					FOR ALL	WITHHOLD AUTHORITY	FOR ALL EXCEPT*

	Nominees:	(01)	John C. Hover II	(03)	Stephen V. Murphy

		(02)	Gene M. Bernstein	(04)	Victor Imbimbo, Jr.

* To withhold authority to vote for any individual, mark the box “FOR ALL EXCEPT” and write the Nominee’s number on the line below.						☐	☐	☐

						FOR	AGAINST	ABSTAIN

Proposal 2:	Approval of New Advisory Agreement					☐	☐	☐

PLEASE MARK, SIGN AND DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

ê	ê

Appendix A

CONSOLIDATED AUDIT COMMITTEE CHARTER

EXCELSIOR PRIVATE EQUITY FUND II, INC.

EXCELSIOR VENTURE PARTNERS III, LLC

EXCELSIOR VENTURE INVESTORS III, LLC

June 3, 2003

This consolidated charter sets forth the purpose, authority and responsibilities of the Audit Committees of the Boards of Directors of Excelsior Private Equity Fund II, Inc., (“Fund II”) and the Boards of Managers of Excelsior Venture Partners III, LLC (“Partners III”) and Excelsior Venture Investors III, LLC (“Investors III”) (the “Board” in this Charter shall be understood to refer to each Board acting separately and references to the Company shall be understood to refer to each of Fund II, Partners III and Investors III, each of which is adopting this consolidated charter).

Purposes

The Audit Committee of each Board (the “Committee”, which term refers to each Committee separately) has, as its primary purpose, oversight responsibility with respect to: (a) the adequacy of the Company’s accounting and financial reporting processes, policies and practices; (b) the integrity of the Company’s financial statements and the independent audit thereof; (c) the adequacy of the Company’s overall system of internal controls and, as appropriate, the internal controls of certain service providers; (d) the Company’s compliance with certain legal and regulatory requirements; (e) determining the qualification and independence of the Company’s independent auditors; and (f) the Company’s internal audit function.

Authority

The Committee has been duly established by the Board and shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain counsel and other experts or consultants at the expense of the Company. The Committee has the authority and responsibility to retain and terminate the Company’s independent auditors. In connection therewith, the Committee must evaluate the independence of the Company’s independent auditors and receive the auditors’ specific representations as to their independence.

Composition and Term of Committee Members

The Committee shall be comprised of the Directors or Managers who are “Independent Directors or Managers,” which term shall mean each Director or Manager (i) who is not an “interested person,” as defined in the Investment Company Act of 1940, as amended, of the Company; and (ii) who has not accepted directly or indirectly any consulting, advisory, or other compensatory fee from the Company (other than fees for serving as a Director or Manager or member of such Company’s Audit Committee). The members of the Committee shall

1

designate one member to serve as Chairman of the Committee, with Mr. Gene M. Bernstein serving as the initial Chairman of the Committee.

Each member of the Committee shall serve until a successor is appointed.

The Board shall determine whether: (i) the Committee has at least one member who is an “audit committee financial expert,” (“ACFE”) as such term is defined in the rules adopted under Section 407 of the Sarbanes-Oxley Act of 2002. The designation of a person as an ACFE is not intended to impose any greater responsibility or liability on that person than the responsibility and liability imposed on such person as a member of the Committee, nor does it decrease the duties and obligations of other Committee members or the Board.

Meetings

The Committee shall meet on a regular basis and no less frequently than semi-annually. Periodically, the Committee shall meet to discuss with management the annual audited financial statements and quarterly or semi-annual financial statements. Periodically, the Committee should meet separately with management, the Company’s administrator and independent auditors to discuss any matters that the Committee or any of these persons or firms believe should be discussed privately. The Committee may request any officer or employee of the Company’s investment adviser or the Company’s legal counsel (or counsel to the Independent Directors or Managers of the Board) or independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

Minutes of each meeting will be taken and circulated to all members of the Committee in a timely manner.

Any action of the Committee requires the vote of a majority of the Committee members present, whether in person or otherwise, at the meeting at which such action is considered. At any meeting of the Committee, one member of the Committee shall constitute a quorum for the purpose of taking any action.

Duties and Powers and of the Committee

The duties and powers of the Committee include, but are not limited to, the following:

•	bear direct responsibility for the appointment, compensation, retention and oversight of the work of the Company’s independent auditors (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, and the independent auditors must report directly to the Committee;

•	set the compensation of the independent auditors, such amount to be paid by the Company;

2

•	evaluate the independence of the Company’s independent auditors and receive the auditors’ specific representations as to their independence;

•	to the extent required by applicable law, pre-approve: (i) all audit and non-audit services that the Company’s independent auditors provide to the Company, and (ii) all non-audit services that the Company’s independent auditors provide to the Company’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Company, if the engagement relates directly to the operations and financial reporting of the Company;

•	meet with the Company’s independent auditors, including private meetings, as necessary to (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Company’s financial statements, including any adjustments to such statements recommended by the auditors, or other results of the audit; (iii) consider the auditor’s comments with respect to the Company’s financial policies, procedures and internal accounting controls and management’s responses thereto; and (iv) review the form of opinion the auditors propose to render to the Directors or Managers and the stockholders or members of the Company;

•	review reports prepared by the Company’s independent auditors detailing the fees paid to the Company’s independent auditors for: (i) audit services (includes all services necessary to perform an audit, services provided in connection with statutory and regulatory filings or engagements and other services generally provided by independent auditors, such as comfort letters, statutory audits, attest services, consents and assistance with, and review of, documents filed with the Securities and Exchange Commission “SEC”); (ii) audit-related services (covers assurance and due diligence services, including, employee benefit plan audits, due diligence related to mergers and acquisitions, consultations and audits in connection with acquisitions, internal control reviews and consultations concerning financial accounting and reporting standards); (iii) tax services (services performed by a professional staff in the accounting firm’s tax division, except those services related to the audit, including tax compliance, tax planning and tax advice); and (iv) other services (includes financial information systems implementation and design);

•	ensure that the Company’s independent auditors prepare and deliver annually to the Committee a written statement (the “Auditors’ Statement”) describing: (i) the auditors’ internal quality control procedures; (ii) any material issues raised by the most recent internal quality control review or peer review of the auditors, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried our by the auditors, and any steps taken to deal with any such issues; and (iii) all relationships between the independent auditors and the Company, including each non-audit service provided to the Company and the matters set forth in Independence Standards Board No. 1;

•	receive and review periodic written reports or updates from the Company’s independent auditors regarding any: (i) critical accounting policies to be used; (ii) alternative

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accounting treatments that have been discussed with the Company’s management along with a description of the ramifications of the use of such alternative treatments and the treatment preferred by the independent auditors; (iii) material written communications between the auditor and management of the Company; and (iv) all non-audit services provided to any entity in the Company’s investment company complex that were not pre-approved by the Committee;

•	oversee the Company’s internal controls and annual and quarterly or semi-annual financial reporting process, including results of the annual audit. Oversee internal accounting controls relating to the activities of the Company’s custodian, investment adviser and administrator through the periodic review of reports, discussions with appropriate officers and consideration of reviews provided by internal audit staff;

•	meet with the Company’s internal auditors (or other personnel responsible for the internal audit function) following an internal audit of the Company to discuss significant risks and exposures, if any, to the Company’s risk management processes and system of internal controls, and the steps taken to monitor and minimize such risks;

•	review of any issues brought to the Committee’s attention by independent auditors or the Company’s management, including those relating to any deficiencies in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data, any material weaknesses in internal controls and any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls;

•	review and evaluate the qualifications, performance and independence of the lead partner of the Company’s independent auditors;

•	require the Company’s independent auditors to report any instance of an audit partner of those auditors earning or receiving compensation based on that partner procuring engagements with the Company to provide any services other than audit, review or attest services;

•	resolve any disagreements between the Company’s management and independent auditors concerning the Company’s financial reporting;

•	to the extent there are Directors or Managers who are not members of the Committee, report its activities to the full Board on a regular basis and make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate;

•	review the Committee’s charter at least annually and recommend any material changes to the Board; and

•	review such other matters as may be appropriately delegated to the Committee by the Board.

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Appendix B

EXCELSIOR ABSOLUTE RETURN FUND OF FUNDS, LLC

EXCELSIOR ABSOLUTE RETURN FUND OF FUNDS MASTER FUND, LLC

EXCELSIOR BUYOUT INVESTORS, LLC

EXCELSIOR DIRECTIONAL HEDGE FUND OF FUNDS, LLC

EXCELSIOR LASALLE PROPERTY FUND, INC.

EXCELSIOR PRIVATE EQUITY FUND II, INC.

EXCELSIOR VENTURE PARTNERS III, LLC

EXCELSIOR VENTURE INVESTORS III, LLC

(THE “EXCELSIOR FUNDS” OR THE “FUNDS”)

CODE OF BUSINESS CONDUCT AND ETHICS

FOR PRINCIPAL EXECUTIVE AND SENIOR FINANCIAL OFFICERS

OUR VISION

Provide shareholders with the most useful and ethical funds in the nation.

OUR VALUES

Be fair, empathetic and responsive in serving our shareholders.

Strive relentlessly to innovate what we do and how we do it.

Always earn and be worthy of our shareholders’ trust.

SHAREHOLDER VALUE

Excelsior Funds’ Principal Executive Officer and Senior Financial Officer and any other officers who serve a similar function shall endeavor to act in the best interests of the Funds and their shareholders.

Introduction

The Excelsior Funds Code of Business Conduct and Ethics (“Code”) covers all of the Funds. This Code applies to the Funds’ Principal Executive Officer and Senior Financial Officer and any other officers who serve a similar function (each an “Officer”).

The Funds are committed to the highest standards of ethical conduct in the fulfillment of our Vision and Values. We are proud of our long-standing reputation for integrity and honesty that strengthens our Vision to provide our shareholders with the most useful and ethical funds in the world. This reputation is not just a source of competitive advantage in the financial services industry; it is fundamental to the way we do business.

This Code provides guidance on how you, as an Officer, uphold these ethical standards. It applies to your service to the Excelsior Funds.

The Code consists of an outline of policies regarding conduct in several key areas: ethical behavior and legal compliance, conflicts of interest, confidentiality and business practices. You are responsible for reviewing the Code and for acting in compliance with the Code in your daily activities.

The Code is not exhaustive; it provides guidance for carrying out your responsibilities on behalf of the Funds and observing the highest standards of ethical conduct. Because the Code does not address every possible situation that may arise, you are responsible for exercising good judgment, applying ethical principles, and raising questions when in doubt. Your integrity and good judgment enhance the Funds’ brand, build the Funds’ reputation, and are the foundation of trust for our shareholder and business relationships.

The Code also requires that Officers adhere to the specific information and guidance that is provided in US Trust (“US Trust”) company-wide policies and procedures, including the U.S. Trust Compliance Manual and the Investment Adviser Code of Ethics; policies and procedures for individual business and support units; publications that address individual conduct; and documents to which you agree as a requirement of your employment, collectively referred to as “company policies.” Company policies may be published in paper or electronic media.

You are responsible for reviewing the Code including company policies applicable to you, and for acting in compliance with the Code in your daily activities. You may obtain company policies and forms from the US Trust internal web site or the Chief Compliance Officer of the Fund.

General Excelsior Funds and Personal Standards of Conduct

As an Officer you have a responsibility to act in a manner in which you earn the public’s trust and confidence. Your conduct is guided by our values, which are to:

•	Be fair, empathetic and responsive in serving our shareholders.

•	Strive relentlessly to innovate what we do and how we do it.

•	Always earn and be worthy of our shareholders’ trust.

Excelsior Funds Conduct

The following general principles guide our Excelsior Funds conduct:

•	We will act in accordance with applicable laws and regulations and will not tolerate behavior that is otherwise.

•	We will make public disclosures as required by law and regulation and as deemed appropriate to enable reasonable evaluation of the Excelsior Funds.

•	We will strive to provide an equitable return for our investors.

•	We will provide products and services designed to help shareholders achieve their financial goals.

•	We will conduct business fairly, in open competition.

Individual Conduct

The following general principles guide your individual conduct:

•	You will not take any action that will violate any applicable law or regulation.

•	You will adhere to the highest standards of ethical conduct.

•	You will maintain the confidentiality of all information you obtain in the course of your employment.

•	You will escalate issues which you reasonably believe may place the Funds at risk, and report any behavior you reasonably believe is wrong.

•	You will not abuse or take the Funds’ assets or use them for your personal gain.

•	You will not engage in any activities that create a conflict of interest between you and the Funds.

•	You will comport yourself publicly in a manner that does not bring discredit on the Funds.

•	You will deal fairly with shareholders, colleagues and others.

•	You will comply with this Code.

You have personal responsibility to conduct the Funds’ business in a manner consistent with these principles, and you cannot avoid this responsibility by contrary instructions from a supervisor or by turning a blind eye. Many of these principles are explained in more detail below and in the Funds’ other polices and procedures. If you have questions on any of them, you should consult with the Chief Legal Officer of the Funds or the Chief Compliance Officer of the Fund.

Ethical Behavior

Your decisions and behavior have far-reaching implications. Standards of ethical and professional conduct reflect on the individual, on the Excelsior Funds brand, and on the investment industry as a whole. A strong personal sense of ethics should always play a significant role in guiding you towards a proper course of action.

Escalation of Concerns

Guidance is provided throughout the Code on the appropriate means for escalating, disclosing and seeking approvals for activities governed by the Code. At a minimum, if you know of, or reasonably believe there is, a violation of applicable laws or this Code, you must report that information immediately to the Chief Legal Officer and the Chief Compliance Officer. If you believe the person to whom you have reported the violation, or possible violation, has not taken appropriate action, you must contact the US Trust Corporation Ombudsperson. Neither you nor the person to whom you make a report should conduct preliminary investigations, unless authorized to do so by the Chief Legal Officer or the Chief Compliance Officer. Anyone who in good faith raises an issue in accordance with this Code regarding a possible violation of law, regulation or company policy or any suspected illegal or unethical behavior will be protected from retaliation.

Compliance with Laws, Rules, Regulations and Policies

The foundation of the Funds’ ethical standards is compliance with the letter and spirit of the law. You must respect and obey all of the laws, rules and regulations applicable to our business, including among others, securities and other federal, state and local laws. You are responsible for being familiar and complying with the Funds’ policies and procedures. Although you are not expected to know the details of each law governing our business, you are expected to be familiar with and comply with the Funds’ policies and procedures and, when in doubt, to seek advice from the Chief Legal Officer or the Chief Compliance Officer as outlined in this Code.

Conflicts of Interest

To maintain the highest ethical standards in conducting our business, it is important that you do not place yourself in a position that would cloud your judgment in carrying out the business affairs of the Funds. A “conflict of interest” occurs when your private interest interferes in any way — or even appears to interfere — with the interests of the Funds. You have a duty to report any material transaction or relationship that reasonably could be expected to be or to create a conflict of interest with the Funds. If you have any questions regarding what might constitute a conflict of interest, or to report any transaction or relationship that you believe has occurred or may occur that might constitute a conflict of interest, contact the Chief Legal Officer or the Chief Compliance Officer.

Certain conflicts of interest arise out of the relationships between Officers and the Funds and already are subject to conflict of interest provisions in the Investment Company Act of 1940 (“Investment Company Act”) and the Investment Advisers Act of 1940 (“Investment Advisers Act”). For example, Officers may not individually engage in certain transactions (such as the purchase or sale of securities or other property) with the Funds because of their status as “affiliated persons” of the Funds. The Funds’ and UST’s compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

Although typically not presenting an opportunity for improper personal benefit, conflicts arise from, or as a result of, the contractual relationship between the Funds and UST. Each Officer may also be an officer or employee of UST or its affiliates. As a result, this Code recognizes that the Officers will, in the normal course of their duties (whether formally for the Funds or for UST, or for both), be involved in establishing policies and implementing decisions that will have different effects on UST and the Funds. The participation of the Officers in such activities is inherent in the contractual relationship between the Funds and UST and is consistent with the performance by the Officers of their duties as officers of the Funds. Thus, if performed in conformity with the provisions of the Investment Company Act and the Investment Advisers Act, such activities will be deemed to have been handled ethically. In addition, it is recognized by the Directors/Trustees/Managers that the Officers may also be officers or employees of one or more other investment companies covered by this or other codes.

Outside Directorships, Outside Employment and Other Outside Activities

Your position with the Funds and UST must be your primary business association and must take precedence over any other employment or business affiliation you may have. We encourage you to accept appropriate directorships and advisory positions at most non-profit organizations and commercial firms; however, your service as an adviser to, or member of, the Board of a public company, non-profit charitable, civic, social service, religious, professional or trade organization must be consistent with the provisions for the Code, and not create a conflict of interest with your responsibilities to the Funds. This includes outside positions and activities that may be misconstrued to be activities of the Funds. Unless you have obtained prior approval from the Chief Legal Officer and the Chief Compliance Officer, you may not hold any position, whether paid or unpaid, with any other organization or outside activity that may interfere with your duties and responsibilities at the Funds. Approval will only be granted where it is clear that the proposed activity will not interfere with your duties at the Funds or UST and that neither the Funds nor UST will incur any liability or responsibility for such outside activity.

Conflicts of interest may arise in certain business situations in which you, or a member of your household (or of a relative whose financial interests you control), participate. Examples include making significant investments in companies that compete with the Funds or in entities that do business with the Funds. If you or a member of your household intends to hold such an investment, you must disclose it in writing to, and obtain prior approval for the investment from the Chief Legal Officer and the Chief Compliance Officer.

Personal Investment Accounts and “Inside Information”

You must disclose any investment accounts maintained by you or any related parties. You must do this at the time you become an Officer, at the time of any change in such information, and annually thereafter. Unless an investment qualifies for an exemption, new employees are required to transfer all investment accounts to a US Trust corporate affiliated bank or Charles Schwab & Co., Inc. within 90 days of employment. Officers may not buy, sell, trade or carry securities or commodities for their personal investment accounts under circumstances that could result in their becoming obligated to any dealer, broker or client or that could produce or appear to produce conflicts of interest.

You should avoid circumstances that could introduce a personal financial bias into the handling of shareholder and Fund matters. In this regard, you should not become over-indebted and should borrow only from banks and other traditional lenders. You may not borrow from clients of U.S. Trust without full disclosure to, and prior written approval from, the Chief Legal Officer and Chief

Compliance Officer. Employees may not borrow from a vendor of U.S. Trust, unless that vendor is a bank or traditional lender, and then only through such vendor’s public lending process.

A “corporate opportunity” is an opportunity discovered through the use of Fund property, information or position. Officers are prohibited from taking corporate opportunities for themselves personally. This rule includes any fee or other compensation offered or paid by Fund Shareholders in connection with routine company activity or for individual service as an executor, trustee, director or other fiduciary. It covers any other services performed for your benefit because of your role at the Funds, such as endorsements, lectures, articles, book reviews, compensation received from vendors and compensation paid for participating in interviews with the media and making radio or television appearances. You may not use Fund property, information or position for improper personal gain, and you may not compete with the Fund directly or indirectly.

Acceptance of Gifts or Entertainment

The acceptance of gifts or excessive entertainment from shareholders, vendors, suppliers, competitors or other employees must not constitute a conflict of interest or create the appearance of impropriety. You may accept small gifts and entertainment that are worth less than the amount UST policy sets as a limit, but you must be personally satisfied that the gift or entertainment is not intended to influence your judgment or the performance of your duties. If you have any questions regarding the appropriateness of a gift, you must obtain approval from the Chief Legal Officer and the Chief Compliance Officer before accepting it.

Confidentiality of Information

As investment companies, we have particular responsibilities for safeguarding the information of our shareholders and the proprietary information of the Funds. You should be mindful of this obligation when you use the telephone, fax, telex, electronic mail, and other electronic means of storing and transmitting information. You should not discuss confidential information in public areas where it can be overheard, read confidential documents in public places, nor leave or discard confidential documents where they can be retrieved by others.

Confidentiality of Shareholder Information

Information concerning the identity of the Funds’ underlying shareholders and their transactions and accounts is confidential. Such information may not be disclosed to persons working on behalf of the Funds except as they may need to know it in order to fulfill their responsibilities to the Funds. You may not disclose such information to anyone or any firm outside the Funds unless (i) the outside firm needs to know the information in order to perform services for the Funds and is bound to maintain its confidentiality; (ii) when the shareholder has consented or been given an opportunity to request that the information not be shared; (iii) as required by law; or (iv) as authorized by the Chief Legal Officer or the Chief Compliance Officer.

Information regarding shareholder or Funds transactions must not be used in any way to influence trades in personal accounts. Trading ahead of Funds transactions is known as frontrunning and is prohibited. Following Funds transactions with your trading activity is known as piggybacking or shadowing and is likewise prohibited. If you reasonably believe improper trading in personal or Funds accounts has occurred, you must report such conduct to the Chief Legal Officer and the Chief Compliance Officer.

Privacy

Excelsior Funds are committed to safeguarding customers’ privacy. We do not sell any personally identifiable customer information. Sharing of such information with third parties is limited to situations related to the processing and servicing of customer accounts, and to specifically delineated exceptions in the federal privacy law. We share information with our affiliates as allowed by federal law. You must be familiar with the procedural and systemic safeguards we maintain to protect this information and report any breaches of these safeguards to the Chief Legal Officer and the Chief Compliance Officer.

Proprietary Information of the Funds

You have the responsibility to safeguard the Funds’ proprietary information. Proprietary information includes intellectual property (copyrights, trademarks or patents or trade secrets), particular know-how (business or organizational designs, or business, marketing or service plans or ideas) and sensitive information about the Funds (databases, records, salary information or unpublished financial reports). If you have any questions about what constitutes proprietary information, or if you believe such information has been compromised, contact the Chief Legal Officer or the Chief Compliance Officer.

Protection and Use of the Funds’ Assets

You are obligated to protect the Funds’ assets and ensure their efficient use. Theft, carelessness and waste have a direct impact on the Funds. The Funds’ equipment should not be used for non-Funds business, though incidental personal use may be permitted. The Funds or UST have the right to examine your use of this property, including the contents of the desktop and/or laptop computer assigned to you, your use of all communications devices (telephones, voicemail, pages, fax machines, e-mail, on-line services) and any furniture or filing facilities used by you. You should have no expectation of privacy or confidentiality regarding your activities while on the premises of, or when using the facilities or systems of, the Funds or UST even though you may use security features such as personal passwords. Breaches of this obligation must be reported to the Chief Legal Officer and the Chief Compliance Officer.

Non-Retaliation

It is your obligation to report issues regarding possible violations of business regulations or this Code when you suspect in good faith that a violation may have or might occur. No Officer will be retaliated against for making a good faith complaint or bringing inappropriate conduct to the Funds’ attention, for assisting another Officer in making a good faith report, for cooperating in an investigation, or for filing an administrative claim with a state or federal governmental agency. Any employee who engages in retaliatory conduct in violation of our policies will be subject to disciplinary action, up to and including termination of employment. If you reasonably believe retaliatory conduct has occurred, you must report such conduct to the Chief Legal Officer and the Chief Compliance Officer.

Business Practices

It is your obligation to report issues regarding possible violations of business regulations or this Code when you suspect in good faith that a violation may have or might occur. As a financial institution, it is imperative that we operate with efficiency, with the highest business standards, and that we maintain and provide accurate information.

Financial Disclosures

The Funds are committed to providing full, fair, accurate, timely and understandable disclosure in reports and documents that the Funds file with, or submit to, the Securities and Exchange Commission and other regulatory agencies and in other public communications made by the Funds. You are required to comply with Funds policies and procedures to provide such full, fair, accurate, timely and understandable disclosure. If you have any questions about your duties in supporting the Funds’ financial reporting processes, contact the Chief Legal Officer.

Conduct of Audits

Neither you nor any other person acting under your direction shall directly or indirectly take any action to fraudulently influence, coerce, manipulate, or mislead any independent public or certified public accountant engaged in the performance of an audit or review of the Funds’ financial statements.

Types of conduct that constitute improper influence include, but are not limited to, directly or indirectly:

•	Offering or paying bribes or other financial incentives, including offering future employment or contracts for non-audit services;

•	Providing an auditor with inaccurate or misleading legal analysis;

•	Threatening to cancel or canceling existing non-audit or audit engagements if the auditor objects to the issuer’s accounting;

•	Seeking to have a partner removed from the audit engagement because the partner objects to the Funds’ accounting;

•	Blackmailing; and

•	Making physical threats.

If you reasonably believe improper influence has occurred, you must report such conduct to the Chief Legal Officer.

Record-Keeping

We require honest and accurate recording and reporting of information to maintain the integrity of our business records and to make responsible business decisions. The Funds’ books, records and accounts must (i) accurately reflect all transactions of the Funds and all other events that are subject of a specific regulatory record-keeping requirement; (ii) be maintained in reasonable detail; and (iii) conform both to applicable legal requirements and to the Funds’ system of internal controls. Unrecorded or “off the books” funds or assets are prohibited unless permitted by applicable law or regulation. Business records must not contain exaggeration, derogatory remarks, guesswork, or inappropriate characterizations of people and companies. This applies equally to e-mail, internal memoranda, formal reports, and all other forms of business records. You must be familiar with the Funds’ record retention policies and always retain or destroy records according to them. In the event of litigation, governmental investigation or the threat of such action, you should consult the Chief Legal Officer or the Chief Compliance Officer regarding record retention.

Any suspected breach of this obligation should be reported immediately to the Chief Legal Officer and the Chief Compliance Officer and, if you are an employee, to your supervisor.

Cooperating with Compliance, Audit, Regulatory Authorities and Authorized Investigations

You must cooperate fully with compliance officers, auditors, examiners and regulatory authorities, and others who are conducting authorized examinations, investigations or other reviews of the Funds’ records and business practices. Authorized requests for information and access to the Funds’ records are to be satisfied in a timely, responsive and respectful manner.

Any Officer who has been convicted of any crime involving dishonesty or a breach of trust must disclose such conviction to U.S. Trust Human Resources promptly, even if that crime did not relate to Fund business. Officers are also required to provide disclosures in accordance with the U.S. Trust Due Diligence questionnaire for New Employees and Annual Review Process.

If you have any questions related to the appropriateness of providing access to the Fund’s records, you should contact the Chief Legal Officer or the Chief Compliance Officer. In the event of litigation or governmental investigation, you should consult the Chief Legal Officer regarding document production and record retention.

Competition and Fair Dealing

We operate our business fairly and honestly. We seek competitive advantage through performance and dedication to our Vision and Values and never through unethical or illegal business practices. It is our policy to comply with anti-trust laws. These laws are complex and not easily summarized but at a minimum require that there be no agreement or understanding between the Funds and their competitors that affect prices, terms or conditions of sale or that unreasonably restrain full and fair competition. You must always respect the rights of and deal fairly with the Funds’ shareholders and competitors. You must never take unfair advantage of anyone through manipulation, concealment, abuse of privileged information, misrepresentation of material facts, or any other unfair dealing practice. If you have any question about what constitutes an unfair business practice, you should consult the Chief Legal Officer or the Chief Compliance Officer.

Copyright Law, the Internet and Software

You must comply with the terms of all software licenses, use agreements for Internet site access, downloading provisions and all other state and federal laws governing all forms of intellectual property that you may encounter on the Internet.

You may not copy software provided by the Funds or use it on a computer other than the one provided to you unless the license agreement permits such copying or use. Any authorized copies must contain the proper copyright and other required notices of the vendor. If you wish to use any software not provided by the Funds or UST, you must first obtain permission from the Computer Services Division of U.S. Trust Corporation and have the software tested by the Computer Services Division to assure application integrity and software compatibility with our systems environment.

Vendor Selection, Brokerage Allocation

The selection of professional services, including those of brokers, dealers, attorneys or business consultants, should be based on competitive analysis of quality, price and benefit to the Funds. When transacting business on behalf of the Funds, if you feel that you may have a potential conflict of interest, you must notify the Chief Legal Officer and the Chief Compliance Officer of the potential conflict prior to initiating the transaction.

If you are in a position to influence the selection of brokers, you are prohibited from having any financial interest in a brokerage firm (other than those whose shares are traded publicly) and you may not accept gifts or entertainment or any other form of compensation from the brokerage community except as permitted under this Code.

Prohibition of Bribery and Kickbacks

Our policies prohibit bribery or kickbacks of any kind and to anyone in the conduct of our business. The U.S. government has a number of laws and regulations applicable specifically to business gratuities that may be accepted by U.S. and foreign government personnel. The promise, offer or delivery to an official or employee of the U.S. government or an official, employee or candidate of a foreign government of a gift, favor, payment or other gratuity in violation of these rules would not only violate Excelsior Funds’ policy but could also be a criminal offense. Similarly, federal law, as well as the laws of many states, prohibits engaging in “commercial bribery.” Commercial bribery involves soliciting, demanding or agreeing to accept anything of value from any person intending to influence or be rewarded in connection with any business or transaction, and prohibits all such behavior, for example, with respect to vendors, competitors, shareholders, and government employees. If you have any questions or need any guidance, you should contact the Chief Legal Officer or the Chief Compliance Officer.

Compliance Procedures

We will work together to ensure compliance with the Code and to take prompt action in response to reported violations of the Code.

Seeking Guidance

If you are unsure of what to do in any situation, seek guidance before you act. Use the Funds’ resources, including the Chief Legal Officer and the Chief Compliance Officer. If you feel that it is not appropriate to discuss a matter with the Chief Legal Officer or the Chief Compliance Officer, you may contact the Ombudsperson for U.S. Trust Corporation. Remember that you must report all incidents of misconduct, and you may do so without fear of retaliation. If you have violated the Code, however, making a report will not protect you from the consequences of your actions.

Reporting Conduct that May be in Violation of the Code

You must report conduct that you believe to be in violation of the Code, Excelsior Funds’ policy, law or regulation. Reports should be escalated in the following manner:

•	If you have a reasonable belief that a violation has occurred, or may occur, you must report the conduct to the Chief Legal Officer and the Chief Compliance Officer.

•	The Chief Legal Officer or the Chief Compliance Officer will take all appropriate action to investigate any potential violation reported to them and will notify counsel for the Funds’ independent Directors/Trustees/Managers (“Directors/Trustees/Managers”) and counsel for the Funds of the substance of the potential violation.

•	If after investigation, the Chief Legal Officer or the Chief Compliance Officer reasonably believes that no violation has occurred, they are not required to take any further action.

•	Any matter that the Chief Legal Officer or the Chief Compliance Officer believes is a violation will be reported to the Directors/Trustees/Managers.

•	If the Directors/Trustees/Managers concur that a violation has occurred, the Directors/Trustees/Managers will consider appropriate action, which may include review of, and appropriate modification to, applicable policies and procedures; notification to appropriate personnel of US Trust or its board; notification to appropriate personnel of the U.S. Trust Corporation or its board; or a recommendation to dismiss the Officer.

Roles in Observing Compliance

As an Officer of the Funds, you have a role in observing compliance with the Code. In general, that includes:

Role of Officers

•	Read and be familiar with conduct rules outlined in this Code and periodically review them.

•	Affirm in writing to the Directors/Trustees/Managers that the Officer has received, read and understands the Code.

•	Annually affirm to the Directors/Trustees/Managers that the Officer has complied with the requirements of the Code.

•	Comply with the conduct standards outlined in this Code in all dealings and actions, including those with shareholders, the public and vendors.

•	Report in a timely manner to the Chief Legal Officer and the Chief Compliance Officer any conduct that may constitute a violation of the Code, Excelsior Funds’ policies, or laws, rules and regulations.

•	Raise questions or concerns about conduct issues with your supervisor, the Chief Legal Officer or the Chief Compliance Officer, and seek advice when in doubt.

•	Cooperate with management during fact-finding investigations and comply with any confidentiality rules imposed.

Role of Directors/Trustees/Managers

•	Review the Code annually and recommend any changes.

•	Review the Officer reports of compliance with the Code.

Interpretation of Code and Waivers of the Code

The Chief Legal Officer and the Chief Compliance Officer are responsible for applying the Code to specific situations in which questions are presented under it and have the authority to interpret the Code in any particular situation. However, waivers of the Code may be made only by the Directors/Trustees/Managers and will be promptly disclosed publicly as required by law.

Amendments

This Code may not be amended except in written form, which is specifically approved or ratified by a majority of the Directors/Trustees/Managers including a majority of the independent Directors/Trustees/Managers, except for an amendment to Exhibit A, which is attached hereto. Any amendments will, to the extent required, be disclosed in accordance with law.

Other Policies and Procedures

This Code constitutes the sole code of ethics adopted by the Funds for purposes of Section 406 of the Sarbanes-Oxley Act of 2002 and the rules and forms applicable to registered investment companies thereunder. Insofar as other policies or procedures of the Funds, UST, U.S. Trust Corporation or other Excelsior Funds’ service providers govern or purport to govern the behavior or activities of an Officer who is subject to this Code, they are superseded by this Code to the extent that they conflict with the provisions of this Code. UST’s and the Funds’ code of ethics under Rule 17j-1 pursuant to the Investment Company Act and UST’s and US Trust Corporation’s policies and procedures set forth in their respective compliance manuals and elsewhere are separate requirements applying to the Officers and are not part of this Code.

Confidentiality

All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Directors/Trustees/Managers, U.S. Trust Corporation and their respective counsel.

Internal Use

This Code is intended for internal use by the Funds and does not constitute an admission, by or on behalf of any Funds, as to any fact, circumstance, or legal conclusion.

Contacts

If you have further questions about the Code, or about its applicability with respect to a particular matter, please contact the Chief Legal Officer or the Chief Compliance Officer. If you feel that it is not appropriate to discuss a matter with Chief Legal Officer or the Chief Compliance Officer, you may contact the Ombudsperson. The Chief Legal Officer’s, Chief Compliance Officer’s and Ombudsperson’s contact information are attached hereto as Exhibit A.

Exhibit A

(Effective October 2006)

Chief Legal Officer:

Peter Tsirigotis 212-852-3261

Chief Compliance Officer:

Hiam Arfa 212-852-1042

U.S. Trust Corporation Ombudsperson:

Sam Scott Miller, Esq. 212-506-5130

Orrick Herrington & Sutcliffe LLP

Appendix C

INVESTMENT ADVISORY AGREEMENT

INVESTMENT ADVISORY AGREEMENT (the “Agreement”), dated as of [                    , 2007] by and between Excelsior Venture Partners III, LLC, a Delaware limited liability company (the “Company”) and UST Advisers, Inc., a Delaware corporation and registered investment adviser (the “Investment Adviser” or “USTA”).

W I T N E S S E T H

WHEREAS, the Company has been organized as a Delaware limited liability company to engage in the business of a closed-end management investment company, and has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended; and

WHEREAS, the Company seeks to retain USTA to provide certain investment advisory and administrative services; and

WHEREAS, USTA is willing to furnish such investment advisory and administrative services to the Company on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual covenants and promises herein contained and other good and valuable consideration, the Company and USTA hereby agree as follows:

1. Definitions. As used in this Agreement, the following terms have the meanings set forth below:

(a) “Board of Managers” means the board of managers of the Company;

(b) “Certificate of Formation” means the Certificate of Formation creating the Company, as it may be amended from time to time in accordance with the Delaware Limited Liability Company Act;

(c) “Company” means Excelsior Venture Partners III, LLC;

(d) “Disabling Conduct” means, on the part of the Investment Adviser, any willful misfeasance, bad faith, or gross negligence in the performance of its duties owed to the Company, or reckless disregard of its obligations and duties owed to the Company;

(e) “Disinterested Manager” has the meaning set forth in Section 12 hereof;

(f) “Exchange Act” means the Securities Exchange Act of 1934, as amended;

(g) “Indemnified Person” has the meaning set forth in Section 12 hereof;

(h) “Investment Adviser” means UST Advisers, Inc.;

(i) “Investment Company Act” means the Investment Company Act of 1940, as amended;

(j) “Manager” means any member of the Board of Managers;

(k) “Operating Agreement” means the Limited Liability Company Operating Agreement of the Company;

(l) “Registration Statement” means the Registration Statement of the Company under the Securities Act (File No. 333-30986);

(m) “Securities Act” means the Securities Act of 1933, as amended; and

(n) “Unit” has the meaning set forth in the Operating Agreement.

2. Appointment. The Company hereby appoints USTA to act as the investment adviser to the Company for the period and on the terms set forth in this Agreement. USTA accepts such appointment and agrees to be responsible for finding, evaluating, structuring and monitoring the Company’s investments and assisting in the administration of the Company’s affairs, for the compensation provided by this Agreement.

The Investment Adviser may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as investment adviser to the Company under applicable law and are under the common control of U.S. Trust Corporation provided: (i) that all persons, when providing services hereunder, are functioning as part of an organized group of persons; (ii) the use of an affiliate’s employees does not result in a change of actual control or management of the investment adviser; and (iii) the use of an affiliate’s employees has been approved by the Board of Managers of the Company.

3. Duties of the Investment Adviser. Subject to the direction and control of the Board of Managers, the Investment Adviser shall:

(a) prepare (or otherwise obtain) and evaluate on both a macroeconomic and microeconomic level any pertinent research; statistical, financial and economic data; and other information necessary or appropriate for the performance of its duties under this Agreement;

(b) identify, evaluate, structure, monitor and dispose of the Company’s investments;

(c) make available and, if requested by entities in which the Company has invested or is proposing to invest, render managerial assistance to, and exercise management rights in, such entities;

(d) determine the securities to be purchased by the Company, and continuously monitor such securities and the issuers thereof to determine whether and when to sell, exchange or take any other action concerning such securities including the making of follow-on investments in portfolio companies when appropriate;

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(e) determine whether and how to exercise warrants, voting rights or other rights with respect to the Company’s portfolio securities;

(f) select broker-dealers to carry out the Company’s securities transactions, including broker-dealers who are affiliated with the Investment Adviser or the Company;

(g) provide valuations with respect to the securities held by the Company consistent with the Company’s valuation policies and procedures as in effect from time to time;

(h) provide, at its expense, office space, equipment, facilities and supplies and clerical services necessary for the operation of the Company;

(i) keep and maintain certain of the books and records of the Company;

(j) assist in the administration of members’ accounts and in communications and correspondence with members;

(k) prepare or assist in the preparation of accounting, management and other reports;

(l) conduct relations with distributors, custodians, depositories, transfer agents, accountants, attorneys, any selling agent, any escrow agent, insurers, banks and such other persons in any such other capacity deemed necessary or desirable for the operation of the Company;

(m) render regular reports to the Company’s officers and the Board of Managers concerning the investment performance of the Company, the Investment Adviser’s discharge of its responsibilities under this Agreement and any other subject as the Company’s officers or the Board of Managers reasonably may request; and

(n) assist the Company’s officers in connection with the operation of the Company and perform any further acts that may be necessary to effectuate the purposes of this Agreement or that may be requested by the Company.

4. Supervision and Compliance. The activities of the Investment Adviser shall be subject at all times to the direction and control of the Board of Managers and shall comply with: (a) the Certificate of Formation of the Company and the Operating Agreement, as such documents are amended from time to time; (b) the investment objective and policies of the Company as initially set forth in the Registration Statement as such objective and policies may be amended from time to time with advance notice to the Investment Adviser; (c) the applicable provisions of the Investment Company Act and the applicable regulations thereunder; (d) any other applicable laws or regulations; and (e) such other limitations as the Board of Managers may adopt.

5. Delegation. In performing its duties under this Agreement and assuming the obligations set forth herein, the Investment Adviser may, at its own expense and subject to the requirements of the Investment Company Act, employ certain of its affiliates or other entities; provided that the Investment Adviser understands and agrees that it shall remain fully

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responsible for the performance of all the duties set forth in this Agreement and that it shall supervise the activities of each such affiliate or other entity. Any agreement between the Investment Adviser and an affiliate or other such entity shall be subject to the renewal, termination and amendment provisions applicable to this Agreement.

6. Purchase and Sale of Securities. The Investment Adviser shall place orders for the purchase, sale or loan of securities by the Company either directly with the issuer or with any broker and/or dealer who deals in such securities.

(a) In placing orders with brokers and/or dealers, the Investment Adviser shall use its best efforts to obtain the most favorable execution of its orders, after taking into account all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker and/or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Consistent with this obligation, the Investment Adviser may, to the extent permitted by law, purchase and sell portfolio securities to and from brokers who provide brokerage and research services (within the meaning of Section 28(e) of the Exchange Act) to or for the benefit of the Company and/or other accounts over which the Investment Adviser exercises investment discretion. The Investment Adviser is authorized to pay a broker who provides such brokerage and research services a commission for effecting a securities transaction which is in excess of the amount of commission another broker would have charged for effecting that transaction, if the Investment Adviser determines in good faith that such commission was reasonable in relation to the value of brokerage and research services provided by such broker. This determination may be viewed in terms of either that particular transaction or of the overall responsibilities of the Investment Adviser with respect to the accounts as to which it exercises investment discretion.

(b) the Investment Adviser may execute transactions through itself and its affiliates on a securities exchange provided that the commissions paid by the Company are “reasonable and fair” compared to commissions received by other brokers having comparable execution capability and provided that the transactions are effected pursuant to procedures established by the Board of Managers. An affiliated broker may transmit, clear and settle transactions for the Company that are executed on a securities exchange provided that the affiliated broker arranges for unaffiliated brokers to execute the transactions.

(c) Notwithstanding the foregoing, the Board of Managers periodically shall review the commissions paid by the Company to determine whether those commissions were reasonable in relation to the brokerage and research services received. In addition, the Board of Managers, in its discretion, may instruct the Investment Adviser to effect all or a portion of its securities transactions with one or more brokers and/or dealers selected by the Board of Managers, if it determines that the use of such brokers and/or dealers is in the best interest of the Company.

(d) When the Investment Adviser deems the purchase or sale of a security to be in the best interest of the Company as well as other customers, the Investment Adviser, to the extent permitted by applicable law, may aggregate the securities to be so sold or purchased in order to obtain the best execution or lower brokerage commissions. The Investment Adviser also may purchase or sell a particular security for one or more customers in different amounts.

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Allocation of the securities purchased or sold in either manner, as well as the expenses incurred in the transactions, will be made by the Investment Adviser in a manner that is equitable and consistent with applicable law and regulations, any guidelines adopted by the Board of Managers and with its obligations to the Company and to such other customers. The Investment Adviser shall not be obligated to make any particular opportunity available to the Company, but shall seek to allocate investment opportunities in a manner that it believes to be equitable.

7. Expenses.

(a) The Investment Adviser shall furnish, at its own expense, all office space, office facilities, equipment and personnel necessary or appropriate to the performance of its duties under this Agreement. The Investment Adviser shall pay the salaries and fees of all officers and employees of the Company performing services related to the Investment Adviser’s duties under this Agreement.

(b) It is understood that the Company will pay all of its expenses and liabilities, including fees and expenses of the Managers; fees and expenses of the Investment Adviser; fees and expenses of registering the Company’s Units under federal and state securities laws; interest; taxes; fees and expenses of the Company’s legal counsel and independent accountants; fees and expenses of the Company’s administrator, transfer agent and custodian; expenses of printing and mailing Unit certificates, reports to members, notices to members and proxy statements; reports to regulatory bodies; brokerage and other expenses in connection with the execution, recording and settlement of portfolio security transactions; expenses in connection with the acquisition and disposition of portfolio securities or the registration of privately issued portfolio securities; costs of third party evaluations or appraisals of the Company (or its assets) or its actual investments; expenses of membership in investment company and other trade associations; expenses of fidelity bonding and other insurance premiums; expenses of members’ meetings; fees payable to the National Association of Securities Dealers, Inc., if any, in connection with the offering of the Company’s Units; indemnification costs and expenses; fees and expenses of counsel to the members of the Board of Managers that are not interested persons of the Company (within the meaning of the Investment Company Act) and the Company’s other business and operating expenses.

8. Compensation of the Investment Adviser. In consideration of the services to be rendered by the Investment Adviser under this Agreement, the Company shall:

(a) pay the Investment Adviser a fee (i) from the commencement of operations through the end of the fiscal quarter in which the fifth anniversary of the closing of the first sale of Units to the public occurs (the “Anniversary Quarter”), at the annual rate of 2.0% of the average quarterly net assets of the Company, determined as of the end of each fiscal quarter and (ii) after the Anniversary Quarter, at the annual rate of 1.0% of the average quarterly net assets of the Company, determined as of the end of each fiscal quarter; with such fee payable quarterly in arrears on the last day of each fiscal quarter; and

(b) admit the Investment Adviser as a member of the Company with the rights of an Investment Adviser set forth in the Operating Agreement.

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9. Services to Others. The services of the Investment Adviser to the Company are not to be deemed exclusive and the Investment Adviser is free to render services to others and to engage in other activities; provided, however, that those services and activities do not adversely affect the Investment Adviser’s ability to perform its obligations under this Agreement.

10. Books, Records, and Information. The Investment Adviser shall provide the Company with all records concerning the Investment Adviser’s activities that the Company is required by law to maintain. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 under the Investment Company Act which are prepared or maintained by the Investment Adviser on behalf of the Company are the property of the Company and will be surrendered promptly to the Company on request. The Company also shall comply with all reasonable requests for information by the Company’s officers or Board of Managers, including information required for the Company’s filings with the Securities and Exchange Commission and state securities commissions.

11. Limitations on Liability.

(a) The Investment Adviser hereby is notified expressly of the limitation of Managers’ liability as set forth in the Operating Agreement and agrees that any obligation of the Company arising in connection with this Agreement shall be limited in all cases to the Company and its assets, and the Investment Adviser shall not seek satisfaction of any such obligation from any Manager of the Company.

(b) The Investment Adviser shall give the Company the benefit of its best judgment and efforts in rendering services under this Agreement. In the absence of Disabling Conduct, the Investment Adviser shall not be liable to the Company or to any member of the Company or any other person for any act or omission in the course of, or connected with, rendering services under this Agreement or for any losses that may be sustained in the purchase, holding or sale of any security.

12. Indemnification. The Company will indemnify the Investment Adviser, its affiliates and each of their officers, directors, employees, members and agents (each an “Indemnified Person”) against, and hold each of them harmless from, any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) incurred by any of them in connection with or resulting from the actions or inactions of any Indemnified Person in connection with the performance of or under this Agreement not resulting from Disabling Conduct by the respective Indemnified Person. Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Indemnified Person was not liable by reason of Disabling Conduct; or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Indemnified Person was not liable by reason of Disabling Conduct by (a) the vote of a majority of a quorum of Managers of the Company who are not “interested persons” of the Investment Adviser (“Disinterested Managers”) or (b) independent legal counsel in a written opinion. The Indemnified Person shall be entitled to advances from the Company for payment of the reasonable expenses incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under the Delaware Limited Liability Company Act. The Indemnified Person shall provide to the

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Company a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Company has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Indemnified Person shall provide security in form and amount acceptable to the Company for its undertaking; (b) the Company is insured against losses arising by reason of the advance; or (c) a majority of a quorum of Disinterested Managers, or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Company at the time the advance is proposed to be made, that there is reason to believe that the Indemnified Person will ultimately be found to be entitled to indemnification.

No provision of this Agreement shall be construed to protect any Indemnified Person from liability in violation of Section 17(h) or (i) of the Investment Company Act.

13. Effective Date; Termination; Amendments.

(a) This Agreement shall be effective as of the date first above written and, unless terminated sooner as provided herein, shall continue until the second anniversary of the execution of this Agreement. Thereafter, unless terminated sooner as provided herein, this Agreement shall continue in effect for successive annual periods, provided that such continuance is specifically approved at least annually by the vote of a majority of the Board of Managers of the Company who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such continuance, and either: (i) the vote of a majority of the outstanding voting securities of the Company; or (ii) the vote of a majority of the full Board of Managers.

(b) This Agreement may be terminated at any time, without the payment of any penalty, either by: (i) the Company, by action of the Board of Managers or by vote of a majority of the outstanding voting securities of the Company, on 60 days’ written notice to the Investment Adviser; or (ii) the Investment Adviser, on 90 days’ written notice to the Company. This Agreement shall terminate immediately in the event of its assignment.

(c) An affiliate of the Investment Adviser may assume the Investment Adviser’s obligations under this Agreement provided that: (i) the affiliate is qualified to act as an investment adviser to the Company under applicable law; (ii) the assumption will not result in a change of actual control or management of the Investment Adviser; and (iii) the assumption of the Investment Adviser’s obligations by the affiliate is approved by the Board of Managers of the Company.

(d) This Agreement may be amended only if such amendment is approved, to the extent required by the Investment Company Act, by the vote of a majority of the outstanding voting securities of the Company and by vote of a majority of the Board of Managers who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such amendment.

(e) As used in this Agreement, the terms “specifically approved at least annually,” “majority of the outstanding voting securities,” “interested persons” and “assignment”

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shall have the same meanings as such terms have in the Investment Company Act and the regulations thereunder.

14. Notices. All notices and other communications hereunder shall be in writing or by confirm in telegram, cable, telex, or facsimile sending device. Notices shall be addressed: (a) if to the Investment Adviser, to: UST Advisers, Inc., 225 High Ridge Road, Stamford, Connecticut 06905 or (b) if to the Company, to: Excelsior Venture Partners III, LLC, 225 High Ridge Road, Stamford, Connecticut 06905 Attn: David Bailin and Raghav Nandagopal.

15. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York without giving effect to the choice of law provisions thereof, to the extent that such laws are consistent with the provisions of the Investment Company Act and the regulations thereunder.

16. Miscellaneous. The captions in this Agreement are included for the convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. Should any part of this Agreement be held or made invalid by a court decision, statute, regulation, or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors, to the extent permitted by law.

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IN WITNESS WHEREOF, the Company and the Investment Adviser have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, duly authorized officers, all as of the day and year first above written.

EXCELSIOR VENTURE PARTNERS III, LLC

By:
	Name:	David Bailin
	Title:	President and Co-Chief Executive Officer

By:
	Name:	Raghav Nandagopal
	Title:	Co-Chief Executive Officer

UST ADVISERS, INC.

By:
Name:
Title:

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